                                                                   Exhibit 10.21


                         REGISTRATION RIGHTS AGREEMENT


            THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of ________________, 1998 by and among (i) Crestline Capital Corporation, a Maryland corporation (the "Company"), and (ii) those entities specified on Schedule 1 to that certain Contribution Agreement dated as of April
             ----------
16, 1998 among Host Marriott Corporation ("HMC"), Host Marriott, L.P. (the "Operating Partnership") and the entities specified on Schedule 1 thereto (the
                                                       ----------
"Contribution Agreement"), including their permitted successors, assigns and transferees (each such entity and its permitted successors, assigns and transferees, separately, a "Contributor" and collectively, the "Contributors"). Unless otherwise defined, capitalized terms used herein shall have the respective meanings ascribed to them in the Contribution Agreement.

            WHEREAS, pursuant to the Contribution Agreement, each of the Contributors is transferring (by means of contribution) certain of its assets (the "Contribution") to the Operating Partnership in exchange for certain consideration, including, but not limited to, shares of common stock of the Company ("Shares");

            WHEREAS, in connection with the Contribution and pursuant to the Contribution Agreement, HMC agreed to cause the Company to grant to Contributors the Registration Rights (as defined in Section 1 hereof) with respect to the Registrable Shares (as defined in Section 1 hereof);

            NOW, THEREFORE, the parties hereto, in consideration of the foregoing, the mutual covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, hereby agree as follows:

Section 1.  Registration Rights

            A Contributor shall be entitled to offer for sale pursuant to a shelf registration statement or, in certain other circumstances, as provided by
Section 1.3 hereof, subject to the terms and conditions set forth herein (the "Registration Rights") (i) up to 50% of the Shares received by such Contributor in connection with the Contribution beginning July 1, 1999, (ii) an additional 25% of such Shares beginning October 1, 1999 and (iii) the remaining 25% beginning January 1, 2000 (such Shares on and after such dates are referred to herein as the "Registrable Shares"). Shares shall cease to be Registrable Shares at such time as they have been sold pursuant to an offering registered under the Securities Act (as defined below) or pursuant to Rule 144 under the Securities Act.

            1.1  Shelf Registration Rights.
                 -------------------------

                 (a) Shelf Registration Statement. No later than April 30, 1999,
                     ----------------------------
the Company shall file with the Securities and Exchange Commission ("SEC") a registration statement for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), covering all of the Registrable Shares (the "Registration Statement"; and the related prospectus (including any preliminary prospectus) is referred to as the "Prospectus"). The Registration

Statement shall be on the appropriate form, and shall otherwise comply as to form in all material respects with the requirements of the Securities Act and the rules and regulations promulgated thereunder, permitting registration of such Registrable Shares for resale by Contributors in the manner or manners designated by them (including, without limitation, one or more underwritten public offerings). The Company will use its commercially reasonable efforts to cause the Registration Statement to be declared effective by the SEC as promptly as practicable (and in any event by no later than July 1, 1999) and will notify each Contributor when such Registration Statement has become effective. The Company agrees (subject to Section 1.2 hereof) to use its commercially reasonable efforts to keep the Registration Statement effective (including the preparation and filing of any amendments and supplements necessary for that purpose) until the earlier of (i) the date on which the Contributors shall have sold all of the Registrable Shares, or (ii) the date on which all of the Registrable Shares are eligible for sale pursuant to Rule 144(k) (or any successor provision) or in a single transaction pursuant to Rule 144(e) (or any successor provision) under the Securities Act (such period, the "Effective Period"). Each Contributor seeking to offer and sell its Registrable Shares upon exercise of a Registration Right agrees to provide in a timely manner information regarding the proposed distribution by such Contributor of the Registrable Shares and such other information reasonably requested by the Company in connection with the preparation of and for inclusion in the Registration Statement. The Company agrees to provide to each such Contributor a reasonable number of copies of the final Prospectus and any amendments or supplements thereto. If the Registration Statement ceases to be effective for any reason at any time during the Effective Period (other than because of the sale of all of the securities registered thereunder or as permitted by Section
1.3 hereof), the Company shall use its commercially reasonable efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof.

               (b) Offerings and Sales. At any time and from time to time after
                   -------------------
the date that any Shares become Registrable Shares, subject to Sections 1.1(c) (in the case of any underwritten public offering) and Section 1.2 (in the case of all offerings hereunder), each Contributor may exercise its Registration Rights hereunder with respect to such Registrable Shares. If any Contributor desires to offer and sell such Registrable Shares pursuant to an underwritten public offering, such Contributor (the "Initiating Contributor") shall deliver to the Company a written notice (an "Underwritten Registration Notice"), which notice shall be given at least forty-five (45) days prior to the date on which such Initiating Contributor desires to consummate the sale of such Registrable Shares. Any such Underwritten Registration Notice shall in any event be subject to revocation by such Initiating Contributor by delivery of a subsequent written notice delivered to the Company by no later than the tenth day prior to the contemplated offering, provided, however, that a revoked Underwritten
                       --------  -------
Registration Notice shall be treated the same as an Underwritten Registration Notice that is not revoked for purposes of Section 1.1(c) hereof.

               Upon receipt of an Underwritten Registration Notice, the Company shall, within thirty (30) days of receipt of the Underwritten Registration Notice, give written notice to the other Contributors and any other persons possessing similar registration rights (a "Company Notice") of the Company's receipt of the Underwritten Registration Notice. Within fifteen (15) days of receipt of such a Company Notice, any other Contributor desiring to offer and sell any of its Registrable Shares in such an offering of the type described in the Underwritten Registration Notice (each, a "Participating Contributor") shall give written notice to each of the Company, the Initiating Contributor, and the lead managing underwriter, if any, that has been selected, of such a desire, specifying the number of Registrable Shares which such Participating Contributor desires to offer and sell. Subject to the provisions of Section 1.2 hereof, the Company shall not be permitted to participate in the offering made pursuant to an Underwritten Registration Notice without the written consent of the Initiating Contributor (which consent shall not be unreasonably withheld).

          (c) Limitations on Registration Rights for Underwritten Offerings.
              -------------------------------------------------------------
Each exercise of a Registration Right pursuant to an Underwritten Registration Notice shall be with respect to an underwritten public offering of Registrable Shares, the minimum aggregate total gross proceeds of which to the Initiating Contributor and all other Participating Contributors shall be (x) equal to or greater than Fifteen Million Dollars ($15,000,000), and (y) equal to or less than Forty Million Dollars ($40,000,000). The Contributors shall not be permitted to deliver, individually or collectively, more than one Underwritten Registration Notice in any six-month period; provided, however, that any
                                             --------  -------
Underwritten Registration Notice relating to an underwritten public offering which is suspended by the Company pursuant to Section 1.2 hereof, shall not be counted as an Underwritten Registration Notice for purposes of this sentence unless such underwritten public offering is concluded following the termination of such suspension. All offers and sales by each Contributor under the Registration Statement referred to in this Section 1.1 shall be completed within the Effective Period, and upon expiration of such period no Contributor will offer or sell any Registrable Shares under the Registration Statement and no Contributor shall be entitled to deliver an Underwritten Registration Notice hereunder. If directed by the Company, each Contributor will return all undistributed copies of the Prospectus in its possession upon the expiration of such period.


      1.2 Suspension of Offering.  At any time during the Effective Period,
          ----------------------
the Company may determine, in the good faith judgment of its Board of Directors, with the advice of counsel, that offers and sales by the Contributors under the Registration Statement shall be suspended if (i) a negotiation or consummation of a transaction by the Company or its subsidiaries is pending or an event has occurred, which negotiation, consummation or event would require additional disclosure by the Company in the Registration Statement of material information which the Company has a bona fide business purpose for keeping confidential and
                        ---- ----
the nondisclosure of which in the Registration Statement would reasonably be expected to cause the Registration Statement to fail to comply with applicable disclosure requirements, or (ii) in the case of any underwritten public offering of Registrable Shares pursuant to an Underwritten Registration Notice, the offering of such Registrable Shares would adversely affect a pending or proposed public offering of the Company's Shares. Immediately upon making such a determination, the Company shall give written notice to all Contributors (a "Materiality Notice"), upon receipt of which each Contributor agrees that it will immediately discontinue offers and sales of the Registrable Shares under the Registration Statement until (x) in the case of a Materiality Notice delivered pursuant to clause (i) above, such Contributor receives copies of a supplemented or amended Prospectus that corrects the misstatement(s) or omission(s) referred to above and receives notice that any post-effective amendment has become effective or (y) in the case of a Materiality Notice delivered pursuant to clause (ii) above, such Contributor receives a subsequent notice from the Company that revokes or otherwise withdraws such Materiality Notice; provided, that the Company may delay, suspend or withdraw the
        --------
Registration Statement for such reason
for no more than fifteen (15) days after the abandonment or consummation of any of the foregoing negotiations, transactions, events or offerings or, in any event, for no more than ninety (90) days after delivery of the Materiality Notice at any one time (and the Company shall not be entitled to deliver a Materiality Notice at any time within 180 days of the termination of any suspension of an offering pursuant to a prior Materiality Notice). If so directed by the Company, each Contributor will deliver to the Company all copies of the Prospectus covering the Registrable Shares current at the time of receipt of a Materiality Notice. If a Materiality Notice is given pursuant to clause
(ii) above, the Company agrees to permit the Initiating and Participating Contributors to complete an underwritten public offering substantially similar to the type which was suspended pursuant to clause (ii) within ninety (90) days of the closing of the Company's public offering or its decision not to undertake a public offering, as the case may be.

      1.3 Piggyback Registration.
          ----------------------

          (a) If, at any time during the Effective Period, the Company proposes to register any of its Shares for sale under the Securities Act, except as otherwise described in Section 1.1 hereof, whether or not for sale for the Company's own account, on a form and in a manner that would also permit registration of Registrable Shares for sale under the Securities Act, the Company shall give written notice to each Contributor of the Company's intention to effect such registration at least thirty (30) days prior to the anticipated filing of such registration statement. If, within twenty (20) days after the giving of such notice by the Company, any Contributor shall deliver to the Company a written request specifying the number of Registrable Shares such Contributor desires to offer and sell, and the intended disposition thereof, the Company shall use its commercially reasonable efforts to effect the registration of all such Registrable Shares that the Company has been requested to register, provided:
--------

              (i) if, at any time after giving written notice of its intention to register any securities and prior to the effectiveness of the registration statement filed in connection therewith, the Company shall determine for any reason not to register any such securities, the Company may, at its election, give written notice of such determination to each Contributor who made a request as provided in this Section 1.3, and thereupon the Company shall be relieved of its obligation to register any Registrable Shares in connection with such registration (but not from its obligations under Section 1.4 hereunder), without prejudice, however, to the Registration Rights of Contributors generally under this Section 1; and

              (ii) subject to the provisions of Section 1.6 hereof, if such registration involves an underwritten public offering, all Contributors requesting to be included in the Company's registration must sell their Registrable Shares to the underwriters selected by the Company on the same terms and conditions as are applicable to the Company.

          (b) The Company shall not be obligated to effect any registration of Registrable Shares under this Section 1.3 as a result of the registration of any of its securities in connection with mergers, acquisitions, exchange offers, dividend reinvestment plans or option or other employee benefit plans.

     1.4  Expenses.  The Company shall pay all expenses incident to the
          --------
performance by it of its registration obligations under this Section 1, including (i) all stock exchange, SEC registration, listing and filing fees,
(ii) all expenses incurred in connection with the preparation, printing and distribution of the Registration Statement and Prospectus and any other document or amendment thereto and the mailing and delivery of copies thereof to the underwriter and dealers, (iii) fees and disbursements of counsel for the Company and of the independent public accountants and other experts of the Company;
(iv) the cost of printing or producing any agreement(s) among underwriters, underwriting agreement(s) and blue sky or legal investment memoranda, any selling agreements and any other documents in connection with the offering, sale or delivery of Registrable Shares to be disposed of; (v) all expenses in connection with the qualification of Registrable Shares to be disposed of for offering and sale under state securities laws, including the fees and disbursements of counsel for the underwriters in connection with such qualification and in connection with any blue sky and legal investment surveys (but not for any other fees or disbursements of counsel for the underwriters);
(vi) the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of Registrable Shares to be disposed of; and (vii) fees and expenses incurred in connection with the listing of Registrable Shares on each securities exchange or quotation system on which the Common Shares are then listed. Any Contributor offering and selling Registrable Shares hereby shall be responsible for the payment of any brokerage and sales commissions, fees and disbursements of such Contributor's counsel, and any transfer taxes relating to the sale or disposition of the Registrable Shares.

     1.5  Selection of Underwriters.  If Registrable Shares are being
          -------------------------
offered and sold pursuant to an Underwritten Registration Notice, the Initiating Contributor delivering such notice shall have the right to select the lead managing underwriter of the offering, which shall be an investment banking firm of nationally recognized standing reasonably satisfactory to the Company.

     1.6  Registration Procedures.
          -----------------------

          (a) If and whenever the Company is required to effect the registration under the Securities Act of Registrable Shares as provided in this Agreement, the Company will, as expeditiously as possible:

               (i) use its commercially reasonable efforts to register or qualify the Registrable Shares by the time the applicable Registration Statement is declared effective by the SEC under all applicable state securities or "blue sky" laws of such jurisdictions as the Contributors shall reasonably request in writing, to keep each such registration or qualification effective during the Effective Period, and to do any and all other acts and things which may be reasonably necessary or advisable to enable each Contributor to consummate the disposition in each such jurisdiction of the Registrable Shares owned by such Contributor; provided,
                                                                       ---------
     however, that the Company shall not be required to (x) qualify generally to
     --------
     do business in any jurisdiction or to register as a broker or dealer in such jurisdiction where it would not otherwise be required to qualify but for this Section 1.1, (y) subject itself to taxation in any such jurisdiction, or (z) submit to the general service of process in any such jurisdiction;

               (ii) prepare and file with the SEC such amendments and supplements to the Registration Statement and the Prospectus as may be necessary to keep the Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Shares until such time as all Registrable Shares have been disposed of in accordance with the intended methods of disposition by the Contributors set forth in the Registration Statement;

               (iii) furnish to the Contributors and to any underwriter of such Registrable Shares such number of conformed copies of the Registration Statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the Prospectus included in the Registration Statement (including each preliminary prospectus and any summary prospectus), in conformity with the requirements of the Securities Act, such documents incorporated by reference in the Registration Statement or Prospectus, and such other documents as the Contributors or such underwriter may reasonably request;

               (iv) cause the Registrable Shares to be listed on each national securities exchange or quotation system on which the Shares are then listed, if the listing of such securities is then permitted under the rules of such exchange;

               (v) enter into such customary agreements (including, in the case of an underwritten public offering, an underwriting agreement), and the Contributors, on whose behalf Registrable Shares are to be distributed by such underwriters, shall also be parties to any such underwriting agreement;

               (vi) obtain a "cold comfort" letter or letters from the Company's independent public accountants and furnish a signed counterpart of a customary opinion of counsel of the Company, in each case, addressed to the Contributors (and the underwriters, if any), in customary form and substance, dated the effective date of the Registration Statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement);

               (vii) notify the Contributors immediately upon the happening of any event as a result of which a Prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and, subject to the provisions of Section 1.2 hereof, at the request of the Contributors prepare and furnish to the Contributors as many copies of a supplement to or an amendment of such Prospectus as the Contributors reasonably request so that, as thereafter delivered to the purchasers of such Registrable Shares, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

               (viii) make available for reasonable inspection by, or give reasonable access to, any Contributor, by any underwriter participating in any disposition to be effected pursuant to the Registration Statement and by any attorney, accountant or other agent retained by any Contributor, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Contributor, underwriter or other person in connection with the offering thereunder.

          (b) In connection with any underwritten public offering of Registrable Shares, management of the Company shall participate in customary road show meetings reasonably requested (and reasonable in scope in light of the size of the offering) upon reasonable prior notice by the lead managing underwriter of such offering.

          (c) The Company may require each Contributor selling Registrable Shares as to which any registration is being effected to furnish the Company with such information regarding such Contributor and the distribution of such securities as required to be included in the Registration Statement as the Company may from time to time reasonably request in writing.

          (d) If a registration pursuant to this Section 1 involves an underwritten public offering and the lead managing underwriter of such offering advises the Company (and the Initiating Contributor, if applicable) that, in its judgment, the number of Shares proposed to be included in such underwritten public offering by the Company (or the Initiating Contributor, if applicable) and the Contributors should be limited due to market conditions, then the Company will promptly so advise each other Contributor which has requested to offer and sell Registrable Shares in the offering, and the Company (and the Initiating Contributor, if applicable) and such Contributors will include in such offering the number of shares which, in the opinion of the lead managing underwriter can be sold (the "Maximum Offering Amount"). The Maximum Offering Amount shall be allocated (i) in an offering initiated by the Company as described in Section 1.3 hereof, first, to the full extent of Shares the Company
                                 -----
desires to sell, and second, if any Shares remain under the Maximum Offering
                     ------
Amount, to each Contributor and to any other persons possessing similar registration rights to the Registration Rights, pro rata in accordance with each request for inclusion made by each such Contributor and each such other person, or (ii) in an offering initiated by an Initiating Contributor as described in
Section 1.1(b) hereof, first, to the Initiating Contributor, to the full extent
                       -----
of Shares the Initiating Contributor desires to sell, and second, if any Shares
                                                          ------
remain under the Maximum Offering Amount, to each other Contributor, pro rata in accordance with each request for inclusion made by each such other Contributor, and third, if any Shares remain under the Maximum Offering Amount, to any other
    -----
persons possessing similar registration rights to the Registration Rights, pro rata in accordance with each request for inclusion made by each such other person. If the underwriting agreement executed in connection with such offering provides for an overallotment option to be granted to the underwriters, and if such option is exercised by the underwriters, the allocation priority established by clause (i) or clause (ii) above, whichever is applicable, shall govern the allocation with respect to the sale of any Shares and Registrable Shares pursuant to such exercise by the underwriters.

                 (e) If a Contributor exercises its Registration Rights to offer and sell Registrable Shares in an underwritten public offering initiated by any other person or persons possessing registration rights similar to those conveyed upon the Contributors by this Agreement (each such other person initiating such an underwritten public offering, an "Other Initiating Person"), the Contributors agree that the allocation priority for such offering shall be comparable to the allocation priority established by clause (ii) of Section 1.6(d), except that the Contributors shall participate in such offering with the lowest level of priority described in clause (ii) of Section 1.6(d), pro rata in accordance with each request for inclusion made by each such Contributor.

Section 2.  Indemnification

            2.1  Indemnification by the Company.  The Company agrees to
                 ------------------------------
indemnify and hold harmless each Contributor who participates in any offering or sale of Registrable Shares, each person (if any) who participates as an underwriter in any offering and sale of Registrable Shares, and each person, if any, who controls any Contributor or such underwriter within the meaning of
Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and their respective directors, trustees, officers, partners, agents, employees and affiliates as follows:


                 (a) against any and all loss, liability, claim, damage and expense (joint or several) and action or proceeding (whether commenced or threatened) whatsoever ("Losses"), as incurred, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) pursuant to which the Registrable Shares were registered under the Securities Act, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (or any amendment or supplement thereto), including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                 (b) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company (which consent will not be unreasonably withheld); and

               (c) against any and all expense whatsoever, as incurred (including reasonable fees and disbursements of counsel), reasonably incurred in investigating, preparing or defending against any Losses or any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, in each case whether or not a party, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (a) or (b) above;

provided, however, that the indemnity provided pursuant to this Section 2.1 does
--------  -------
not apply to any indemnified party with respect to any Loss or expense to the extent arising out of (i) any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by such indemnified party expressly for use in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto), or (ii) such indemnified party's failure to deliver an amended or supplemental Prospectus if such Loss or expense would not have arisen had such delivery occurred.

          2.2  Indemnification by Contributor.  Each Contributor who
               ------------------------------
participates in an offering or sale of Registrable Shares (and each permitted assignee of such a Contributor, on a several basis) agrees to indemnify and hold harmless the Company, each person (if any) who participates as an underwriter in any offering and sale of Registrable Shares and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or
Section 20 of the Exchange Act, and their respective directors, trustees, officers, partners, agents, employees and affiliates, as follows:

               (a) against any and all Loss and expense whatsoever, as incurred, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) pursuant to which the Registrable Shares were registered under the Securities Act, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (or any amendment or supplement thereto), including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

               (b) against any and all Loss and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of each such Contributor (which consent will not be unreasonably withheld); and

               (c) against any and all expense whatsoever, as incurred (including reasonable fees and disbursements of counsel), reasonably incurred in investigating, preparing or defending against any Loss or any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, in each case whether or not a party, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (a) or (b) above;

provided, however, that the indemnity provided pursuant to this Section 2.1
--------  -------
shall only apply with respect to any Loss or expense to the extent arising out of (i) any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by each such Contributor expressly for use in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto), or (ii) each such Contributor's failure to deliver an amended or supplemental Prospectus if such Loss or expense would not have arisen had such delivery occurred. Notwithstanding the provisions of this Section 2.2, no Contributor or any permitted assignee shall be required to indemnify the Company, its indemnified persons hereunder with respect to any amount in excess of the amount of the total proceeds to each such Contributor or such permitted assignee, as the case may be, from sales of the Registrable Shares of such Contributor under the Registration Statement with respect to such offering, and no Contributor shall be liable under this Section 2.2 for any statements or omissions of any other Contributor.

          2.3  Conduct of Indemnification Proceedings.  The indemnified party
               --------------------------------------
shall give reasonably prompt notice to the indemnifying party of any action or proceeding commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify the indemnifying party shall not relieve it from any liability which it may have under the indemnity agreement provided in
Section 2.1 or 2.2 above, unless and to the extent it did not otherwise learn of such action and the lack of notice by the indemnified party results in the forfeiture by the indemnifying party of substantial rights and defenses. If the indemnifying party so elects within a reasonable time after receipt of such notice, the indemnifying party may assume the defense of such action or proceeding at such indemnifying party's own expense with counsel chosen by the indemnifying party and approved by the indemnified party, which approval shall not be unreasonably withheld; provided, however, that the indemnifying party
                              --------  -------
will not settle any such action or proceeding without the written consent of the indemnified party unless, as a condition to such settlement, the indemnifying party secures the unconditional release of the indemnified party; and provided
                                                                      --------
further, that if the indemnified party reasonably determines that a conflict of
-------
interest exists where it is advisable for the indemnified party to be represented by separate counsel or that, upon advice of counsel, there may be legal defenses available to it which are different from or in addition to those available to the indemnifying party, then the indemnifying party shall not be entitled to assume such defense and the indemnified party shall be entitled to separate counsel at the indemnifying party's expense. If the indemnifying party is not entitled to assume the defense of such action or proceeding as a result of the proviso to the preceding sentence, the indemnifying party's counsel shall be entitled to conduct the indemnifying party's defense and counsel for the indemnified party shall be entitled to conduct the defense of the indemnified party, it being understood that both such counsel will cooperate with each other to conduct the defense of such action or proceeding as efficiently as possible. If the indemnifying party is not so entitled to assume the defense of such action or does not assume such defense, after having received the notice referred to in the first sentence of this paragraph, the indemnifying party will pay the reasonable fees and expenses of counsel for the indemnified party. In such event, however, the indemnifying party will not be liable for any settlement effected without the written consent of the indemnifying party (which consent will not be unreasonably withheld). Except as expressly stated herein, if an indemnifying party is entitled to assume, and assumes, the defense of such action or proceeding in accordance with this paragraph, the indemnifying party shall not be liable for any fees and expenses of counsel for the indemnified party incurred thereafter in connection with such action or proceeding.

          2.4  Contribution.  In order to provide for just and equitable
               ------------
contribution in circumstances in which the indemnity agreement provided for in this Section 2 is unavailable to an indemnified party, the indemnifying party shall contribute to the aggregate Losses and expenses of the nature contemplated by such indemnity agreement incurred by any indemnified party, (i) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified parties on the other, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative fault of but also the relative benefits to the Company on the one hand and each such Contributor on the other, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits to the indemnifying party and the indemnified party shall be determined by reference to, among other things, the total proceeds received by the indemnifying party and the indemnified party in connection with the offering to which such losses, claims, damages, liabilities or expenses relate. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether the action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, the indemnifying party or the indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action.

          The parties hereto agree that it would not be just or equitable if contribution pursuant to this Section 2.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 2.4, no Contributor shall be required to contribute any amount in excess of the amount of the total proceeds to such Contributor from sales of the Registrable Shares of such Contributor under the Registration Statement.

          Notwithstanding the foregoing, no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 2.4, each person, if any, who controls an indemnified party within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as such indemnified party, and each director of the Company, each officer of the Company who signed a Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as the Company.

         The indemnity agreements contained in this Section 2 shall be in addition to any other rights (to indemnification, contribution or otherwise) which any indemnified party may have pursuant to law or contract and shall remain operative and in full force and effect regardless of any investigation made or omitted by or on behalf of any indemnified party and shall survive the transfer of any Registrable Shares by any Contributor.

Section 3.  Rule 144 Compliance

          The Company covenants that it will use its best efforts to timely file the reports required to be filed by the Company under the Securities Act and the Securities Exchange Act of 1934, as amended, so as to enable each Contributor to sell Registrable Shares pursuant to Rule 144 under the Securities Act. In connection with any sale, transfer or other disposition by Contributor of any Registrable Shares pursuant to Rule 144 under the Securities Act, the Company shall cooperate with each Contributor to facilitate the timely preparation and delivery of certificates representing Registrable Shares to be sold and not bearing any Securities Act legend, and enable certificates for such Registrable Shares to be for such number of shares and registered in such names as such Contributor may reasonably request at least ten (10) business days prior to any sale of Registrable Shares hereunder.

Section 4.  Miscellaneous

            4.1  Integration; Amendment.  This Agreement, together with the
                 ----------------------
Contribution Agreement, constitutes the entire agreement among the parties hereto with respect to the matters set forth herein and supersedes and renders of no force and effect all prior oral or written agreements, commitments and understandings among the parties with respect to the matters set forth herein. Except as otherwise expressly provided in this Agreement, no amendment, modification or discharge of this Agreement shall be valid or binding unless set forth in writing and duly executed by the Company and the Contributors.


            4.2  Waivers.  No waiver by a party hereto shall be effective unless
                 -------
made in a written instrument duly executed by the party against whom such waiver is sought to be enforced, and only to the extent set forth in such instrument. Neither the waiver by any of the parties hereto of a breach or a default under any of the provisions of this Agreement, nor the failure of any of the parties, on one or more occasions, to enforce any of the provisions of this Agreement or to exercise any right or privilege hereunder shall thereafter be construed as a waiver of any subsequent breach or default of a similar nature, or as a waiver of any such provisions, rights or privileges hereunder.

            4.3  Assignment; Successors and Assigns.  This Agreement and the
                 ----------------------------------
rights granted hereunder may not be assigned by a Contributor without the written consent of the

Company; provided, however, that such Contributor may assign its rights and
         --------  -------
obligations hereunder, following at least ten (10) days prior written notice to the Company, (i) to such Contributor's partners or beneficiaries in connection with a distribution of the Shares to its partners or beneficiaries, (ii) to a permitted transferee in connection with a transfer of the Shares (but solely to the extent that such Contributor was permitted to transfer Units (as defined in the Contribution Agreement) under the Amended and Restated Agreement of Limited Partnership of the Operating Partnership) and (iii) to a third party in connection with a transfer of Shares as security for or in satisfaction of obligations of any partner of Contributor, if in the case of (i) and (ii) and
(iii) above, such persons or such third party agree in writing to be bound by all of the provisions hereof. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, personal and legal representatives, successors and, subject to this Section 4.3, assigns.

          4.4   Benefits of Registration Rights.  Each Contributor and its
                -------------------------------
permitted transferees of Registrable Shares may severally or jointly exercise the Registration Rights hereunder in such proportion as they shall agree among themselves. No consent of any Contributor shall be required for permitted transferees to exercise Registration Rights under this Agreement or otherwise to be entitled to the benefits of this Agreement as applicable to all Contributors.

          4.5  Notices.  Notices and other communications required by this
               -------
Agreement shall be in writing and delivered by hand against receipt or sent by recognized overnight delivery service or by certified or registered mail, postage prepaid, with return receipt requested or by facsimile transmission. All notices shall be addressed as follows:

          If to any Contributor:

          Blackstone Real Estate Acquisitions L.L.C.
          345 Park Avenue, 31st Floor
          New York, New York 10154
          Attention:      Thomas J. Saylak
                          Senior Managing Director
          Telephone:      (212) 836-9895
                          (212) 754-8726

          with a copy (which shall not constitute notice) to:

          Simpson Thacher & Bartlett
          425 Lexington Avenue
          New York, New York 10017
          Attention:      Gregory J. Ressa
          Telephone:      (212) 455-7430
          Fax:            (212) 455-2502

          If to the Company:

          Crestline Capital Corporation
          10400 Fernwood Road
          Bethesda, Maryland 20817

          Attention:      Bruce D. Wardinski
                          Chairman of the Board, President and
                          Chief Executive Officer
                              and
                          Tracy M. J. Colden
                          Senior Vice President and
                          General Counsel
          Telephone:      (301) 380-_____
                          (301) 380-_____

          with a copy (which shall not constitute notice) to:

          Hogan & Hartson L.L.P.
          555 13th Street, N.W.
          Washington, D.C. 20004
          Attention:      J. Warren Gorrell, Jr.
          Telephone:      (202) 637-8618
          Fax:            (202) 637-5910

or such other address as may be designated by a proper notice. Any notice delivered to the party hereto to whom its is addressed shall be deemed to have been given and received on the day it was deemed to have been given and received on the business day next following such day. Any notice sent by facsimile transmission shall be deemed to have been given and received on the business day next following the transmission.

          4.6  Specific Performance.  The parties hereto acknowledge that the
               --------------------
obligations undertaken by them hereunder are unique and that there would be no adequate remedy at law if any party fails to perform any of its obligations hereunder, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to (i) compel specific performance of the obligations, covenants and agreements of any other party under this Agreement in accordance with the terms and conditions of this Agreement and (ii) obtain preliminary injunctive relief to secure specific performance and to prevent a breach or contemplated breach of this Agreement in any court of the United States or any State thereof having jurisdiction.

          4.7  Governing Law.  This Agreement, the rights and obligations of the
               -------------
parties hereto, and any claims or disputes relating thereto, shall be governed by and construed in accordance with the laws of the State of Maryland but not including the choice of law rules thereof.

          4.8  Headings.  Section and subsection headings contained in this
               --------
Agreement are inserted for convenience of reference only, shall not be deemed to be a part of this Agreement for any purpose, and shall not in any way define or affect the meaning, construction or scope of any of the provisions hereof.

          4.9  Pronouns.  All pronouns and any variations thereof shall be
               --------
deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or entity may require.

          4.10 Execution in Counterparts.  To facilitate execution, this
               -------------------------
Agreement may be executed in as many counterparts as may be required. It shall not be necessary that the signature of or on behalf of each party appears on each counterpart, but it shall be sufficient that the signature of or on behalf of each party appears on one or more of the counterparts. All counterparts shall collectively constitute a single agreement. It shall not be necessary in any proof of this Agreement to produce or account for more than a number of counterparts containing the respective signatures of or on behalf of all of the parties.

          4.11 Severability.  If fulfillment of any provision of this Agreement,
               ------------
at the time such fulfillment shall be due, shall transcend the limit of validity prescribed by law, then the obligation to be fulfilled shall be reduced to the limit of such validity; and if any clause or provision contained in this Agreement operates or would operate to invalidate this Agreement, in whole or in part, then such clause or provision only shall be held ineffective, as though not herein contained, and the remainder of this Agreement shall remain operative and in full force and effect.

          IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed on its behalf as of the date first hereinabove set forth.


                              COMPANY:

                              CRESTLINE CAPITAL CORPORATION


                              By:
                                     ______________________________
                              Name:
                                     ______________________________
                              Title:
                                     ______________________________



                              CONTRIBUTORS:



                              By:
                                     ______________________________
                              Name:
                                     ______________________________
                              Title: Attorney-in-Fact